SUBSEQUENT EVENT	3 Months Ended
Mar. 31, 2026
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT	SUBSEQUENT EVENT
In April 2026, milestones payable to Legend were triggered due to the successful completion of milestones related to the receipt of commercialization approvals in three major European countries. The milestone payments of $55.0 million attributable to these milestones will be recognized as License and other revenue in the three months ended June 30, 2026.